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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 12, 2007

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                     1-7598                94-2359345
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

            3100 Hansen Way, Palo Alto, CA                    94304-1030
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       (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.
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         On April 12, 2007, Varian Medical Systems, Inc. announced that: "Varian
Medical Systems Expects 12 Percent Net Orders Growth for Second Quarter Fiscal 2007 with Softness in Oncology Systems and Strength in All Other Businesses." A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
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       (d)  Exhibits.

            99.1 Press Release dated April 12, 2007 entitled "Varian Medical Systems Expects 12 Percent Net Orders Growth for Second Quarter Fiscal 2007 with Softness in Oncology Systems and Strength in All Other Businesses."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Varian Medical Systems, Inc.

                                            By:    /s/ JOHN W. KUO
                                                   -----------------------------
                                            Name:  John W. Kuo
                                            Title: Corporate Vice President,
                                                   General Counsel and Secretary

Dated:  April 12, 2007

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                                  EXHIBIT INDEX

Number                                    Exhibit
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 99.1       Press Release dated April 12, 2007 entitled "Varian Medical
            Systems Expects 12 Percent Net Orders Growth for Second Quarter Fiscal 2007 with Softness in Oncology Systems and Strength in All Other Businesses."

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